Investment Strategy - BNY Dreyfus Stablecoin Reserves Fund	Sep. 30, 2025
Prospectus [Line Items]
Strategy [Heading]	Principal Investment Strategy
Strategy Narrative [Text Block]

The fund pursues its investment objective by investing in (i) U.S. Treasury bills, notes, or bonds (collectively, U.S. Treasury securities), (ii) overnight repurchase agreements collateralized solely by U.S. Treasury securities and/or cash, and (iii) cash. The fund is a money market fund subject to the maturity, quality, liquidity and diversification requirements of Rule 2a-7 under the Investment Company Act of 1940, as amended, and seeks to maintain a stable share price of $1.00. The U.S. Treasury securities in which the fund invests have a maturity of 93 days or less.

The fund is a "government money market fund," as that term is defined in Rule 2a-7, and as such is required to invest at least 99.5% of its total assets in securities issued or guaranteed as to principal and interest by the U.S. government or its agencies or instrumentalities, repurchase agreements collateralized solely by cash and/or government securities, and cash.

The fund seeks to enter into repurchase agreements that present minimal credit risk, based on an assessment by Dreyfus, a division of Mellon Investments Corporation (Dreyfus), the fund's sub‑adviser, of the counterparty's credit quality and capacity to meet its financial obligations, among other factors.

Shares of the fund are intended to serve as reserves backing outstanding payment stablecoins. The fund does not invest in stablecoins.